Note 10 - Income Taxes - Deferred Tax Assets and Liabilities 1 (Details) - USD ($) $ in Thousands	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets:
Allowance for credit losses	$ 897	$ 867	$ 852
Deferred compensation	516	519	498
Net unrealized losses on securities	851	1,007	1,910
Total	2,264	2,393	3,260
Deferred tax liabilities:
Premises and equipment	188	196	203
Deferred loan origination costs	90	88	91
Other	155	160	155
Total	433	444	449
Net Deferred Tax Asset	$ 1,831	$ 1,949	$ 2,811